TRADEMARK SUBLICENSE AGREEMENT

This Agreement is made between Hallmark Marketing Corporation (hereinafter referred to as "Hallmark Marketing") and Stone's Shops, Inc. (hereinafter referred to as "Sublicensee").

WHEREAS, Hallmark Cards, Incorporated is the sole and exclusive owner of trademarks and tradenames including the word HALLMARK alone and in combination with the Coronet design, recorded on the principal register of the U.S. Patent Office under Registration nos. 654,790; 787,169; 864,077; and 916,900, among others, and

WHEREAS,  Hallmark  Cards,  Incorporated  has  granted  a  license  to  Hallmark
Marketing Corporation to use and sublicense use of the HALLMARK trademark in conjunction with retail social expressions shops; and

WHEREAS, Sublicensee desire to use the HALLMARK trademark in conjunction with the operation of a social expression shop located at Riverside & Milford, Rockford, IL 61114 (complete address - street, city, state and zip code) (hereinafter referred to as the "Shop");

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree as follows:

         1. Hallmark Marketing hereby grants to Sublicensee a royalty free sublicense to use the trademark and tradename HALLMARK as part of the Shop's tradename in the following manner and no other -- Stone's Hallmark Shop (or Synonym)_________________________
                  -- and in addition, to use the HALLMARK trademark in other appropriate ways for the promotion and sale of Hallmark products at the Shop.

         2. Sublicensee, for itself, its heirs, administrators, successors and assignors, does hereby absolutely grant, bargain, convey and assign unto Hallmark Cards, Incorporated any and all legal and equitable right, title and interest, both tangible and intangible, which it has or may hereafter acquire in the HALLMARK trademark including but not limited to any goodwill hereinafter generated or created by it or anyone acting or claiming under it.

         3. The Sublicense herein granted shall not extend to any use of the trademark as a part of a corporate name or in connection with any other business it operates at any other location and further said sublicense herein granted shall be terminable by Hallmark Marketing Corporation at any time, by the giving to Sublicensee of 30 days written notice.



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         4.       The  Sublicense  herein  granted  may  not be  transferred  or assigned  and  all  rights  granted  herein  shall  revert  to
                  Hallmark  Marketing   Corporation  upon  termination  of  this
                  agreement.

         5. In connection with Sublicensee's operation of the shop, Sublicensee will:

                  (a) use its best efforts to promote and maintain the goodwill of the HALLMARK trademark and image;

                  (b) maintain a sufficient inventory and display of the range of HALLMARK Products to enable the public the opportunity to purchase the same, so as not to mislead or deceive the public as to the availability of HALLMARK products in your store;

                  (c) maintain its store premises in a neat and orderly fashion;

                  (d)   instruct   sales  clerks  and   employees  in  a  manner
                        sufficient to familiarize them with the HALLMARK product line so as to be able to respond to customer inquiries;

                  (e) not directly or indirectly disparage the HALLMARK product line or use bait and switch selling techniques to a customer who indicates interest in HALLMARK products or otherwise engage in deceptive advertising or selling violative of the provisions of section 5 of the Federal Trade Commission Act;

                  (f) maintain HALLMARK products as its primary product line, provided, however that Sublicensee is not otherwise restricted from the inventory and sale of competing product lines;

         6. Sublicensee shall display Hallmark's trademarks in conformity with the rules for such use as Hallmark Marketing or Hallmark Cards, Incorporated may, from time to time, promulgate in order to protect the quality image and reputation which those trademarks presently enjoy. Any rules now or hereafter promulgated by Hallmark Marketing or Hallmark Cards, Incorporated shall be considered a part of this agreement and Sublicensee hereby agrees to be bound by said rules. Attached as Exhibit A to this agreement are the current rules regarding the use of the HALLMARK trademark.

         7. Sublicensee will, from time to time, submit to Hallmark Marketing Corporation, samples of advertising material, letterheads, etc. for determination that its use of the HALLMARK trademark is in the judgment of Hallmark Marketing and Hallmark Cards, Incorporated correct.


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



         8. This agreement supersedes all prior oral or written representations and constitutes the entire understanding between Sublicensee and Hallmark Marketing with respect to the use of the HALLMARK trademark in connection with Sublicensee's operation of the shop and may be modified only in writing.

         9. This agreement shall be subject to and construed in accordance with the laws of the state of Missouri and shall become effective upon execution by Hallmark Marketing in Kansas City, Missouri.

         10. Sublicensee acknowledges that neither Hallmark Marketing nor Hallmark Cards Incorporated is its partner, joint venturer or franchisor and that the relationship between Sublicensee and Hallmark Marketing is not a franchise relationship and that no fee is payable for this sublicense and the Sublicensee is not required to follow any specific merchandising plan.

         11. Sublicensee shall have the right to terminate this agreement by giving Hallmark Marketing 30 days written notice of its intent to do so. Said written notice shall be placed in the United States mail, certified mail-return receipt requested, addressed to Hallmark Marketing Corporation, in care of Market Development - 212, P.O. Box 419580, Kansas City, Missouri 64141-6580.

         12. This agreement shall automatically terminate on the occurrence of the following: (1) termination of Sublicensee's right to occupy the premises with respect to which the sublicense herein has been granted or (2) the closing of the Sublicensee's account with Hallmark Marketing.

         13. In the event this sublicense is terminated, for any reason by either party, Sublicensee hereby agrees to immediately cease using the HALLMARK trademark and all other trademarks owned by Hallmark Cards, Incorporated and to remove, destroy or otherwise obliterate any sign, placard, poster, stationery, banner, advertising, merchandise bag or lettering which utilizes the HALLMARK trademark, or any part thereof, by the date upon which the termination becomes effective. Sublicensee further agrees to permit Hallmark Marketing the right to enter premises to ensure that the foregoing has been completed upon Hallmark Marketing's first giving Sublicensee reasonable advance notice. Sublicensee further acknowledges and agrees that its failure to immediately cease the use of the HALLMARK trademark upon revocation of the license herein granted will result in irreparable harm or injury to Hallmark Cards Incorporated and Hallmark Marketing.

         14.      Sublicensee   agrees  that,   prior  to  displaying  any  sign
                  containing  the  "Hallmark"   trademark  on  the  interior  or
                  exterior of the shop, it shall obtain approval of same


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                  by  submitting  an  appropriate   application  in  writing  to
                  Hallmark Marketing Corporation.

IN WITNESS WHEREOF, the parties hereto have executed this agreement in duplicate.

                                     HALLMARK MARKETING CORPORATION


                                     By /s/ Barbara Bolander
                                        ----------------------------------------
                                        To  be  signed  at   Hallmark  Marketing
                                        Corporate Headquarters/Date


       SOLE PROPRIETORSHIP                   PARTNERSHIP                       CORPORATION

                                                                         Stone's Shops, Inc.
-------------------------         --------------------------        ---------------------------
      SIGNATURE/DATE                    SIGNATURE/DATE                 (NAME OF CORPORATION)

                                  --------------------------        By  /s/ David J. Stone            ----------------
                                                                       ------------------------
                                          SIGNATURE/DATE                     SIGNATURE/TITLE                 DATE

                                  --------------------------        By ------------------------       ----------------
                                           SIGNATURE/DATE                    SIGNATURE/TITLE                 DATE

This Agreement is not effective until approved and executed by Hallmark Marketing Corporation in Kansas City, Missouri.


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


               GUIDELINES FOR THE USE OF THE "HALLMARK" TRADEMARK
                                    EXHIBIT A

1. In order to use the "Hallmark" trademark, Sublicensee agrees to feature and devote its primary efforts to promoting products manufactured by Hallmark Cards, Inc., or its subsidiaries or affiliated companies (Hallmark) and to use its best efforts to promote and maintain the good will of the Hallmark trademark and image, maintaining a sufficient inventory and display of the range of Hallmark products as to enable the public to purchase the same and not to mislead or deceive the public as to the availability of Hallmark products in said store.

2. When a retail store name includes "Hallmark", a modifying personal name identifying ownership must procede "Hallmark", and the word "Hallmark" should be followed by the word "Shop" or a similar word. When the word "Shop" is not used, a registered trademark symbol (R) should be applied to the Hallmark logo as illustrated.

         Note: When "Hallmark" is used as a part of the store name, such as "Vicki's Hallmark Shop", a Trademark Sublicense Agreement must be approved by Hallmark Marketing Corporation.

3. The store utilizing the "Hallmark" trademark as a part of the name should be clean, neatly arranged and cared for, and kept in good repair. Poor housekeeping, empty store racks or dirty or disheveled displays may be cause for termination of the Trademark Sublicense.

4. The "Hallmark" trademark should never be used in a form other than that presented by the Sublicensee. The owner or proprietor of the sublicense should take careful steps to avoid the appearance that his business is owned or operated by Hallmark Cards, Incorporated or Hallmark Marketing Corporation. Neither Hallmark Cards nor Hallmark Marketing Corporation is a partner, joint venturer or franchisor of the dealership. The only relationship which exists other than that of Seller and Buyer is of Trademark Sublicensor/Sublicensee.

5. Products which are incompatible with the image of Hallmark Cards, Incorporated, may not be carried in the store. Hallmark Cards has established and justifiably enjoys the reputation as a quality company of high moral standing. Incompatible products would be those items which a significant portion of the community would find distasteful, repulsive, or in poor taste.

6. In order to protect the integrity of the trademark, you should not use the trademark in advertising any more prominently than the other words appearing in the store name.

7. While you are sublicensed to use the trademark, you should not use the term "authorized Hallmark dealer" or any similar term.

8. All store signs must meet the general and technical requirements governing the use of the Hallmark trademark and a "Store Signage Agreement" must be completed and approved.